Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 108 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on January 2, 2015 (SEC Accession No. 0001104659-15-000144) and incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV Investments, Inc. (formerly, WHV Investment Management, Inc. and Wentworth, Hauser and Violich, Inc.) was previously filed with the SEC as exhibit 28(d)(iii)(B) to Post-Effective Amendment No. 108 to the Trust's Registration Statement filed with the SEC on January 2, 2015 (SEC Accession No. 0001104659-15-000144) and incorporated herein by reference.

Amended and Restated Schedule A and B to the Investment Advisory Agreement with Polen Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(x)(B) to Post-Effective Amendment No. 108 to the Trust's Registration Statement filed with the SEC on January 2, 2015 (SEC Accession No. 0001104659-15-000144) and incorporated herein by reference.

Sub-Advisory Agreement made by and among the Trust, WHV Investments, Inc. (formerly, WHV Investment Management, Inc. and Wentworth, Hauser and Violich, Inc.) and Acuity Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(xvii) to Post-Effective Amendment No. 108 to the Trust's Registration Statement filed with the SEC on January 2, 2015 (SEC Accession No. 0001104659-15-000144) and incorporated herein by reference.

Sub-Advisory Agreement made by and among the Trust, WHV Investments, Inc. (formerly, WHV Investment Management, Inc. and Wentworth, Hauser and Violich, Inc.) and Seizert Capital Partners, LLC was previously filed with the SEC as exhibit 28(d)(xix) to Post-Effective Amendment No. 108 to the Trust's Registration Statement filed with the SEC on January 2, 2015 (SEC Accession No. 0001104659-15-000144) and incorporated herein by reference.

Amended and Restated Schedule A and B to the Investment Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xii)(B) to Post-Effective Amendment No. 109 to the Trust's Registration Statement filed with the SEC on January 15, 2015 (SEC Accession No. 0001104659-15-002683) and incorporated herein by reference.